UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2025
Date of Report (Date of earliest event reported)

US FOODS HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9399 W. Higgins Road, Suite 100
Rosemont, IL 60018
(Address of principal executive offices) (Zip code)

(847) 720-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	USFD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change of Principal Accounting Officer

On May 7, 2025, Board of Directors (the “Board”) of US Foods Holding Corp. (the “Company”) elected AnnMarie Lobred, Senior Vice President and Chief Accounting Officer of the Company, as the Company’s Principal Accounting Officer, effective May 7, 2025. In connection with such election, Dirk Locascio will cease serving as the Company’s interim Principal Accounting Officer and will continue to serve as Executive Vice President and Chief Financial Officer for the Company.

Ms. Lobred, age 54, joined the Company on January 20, 2025. Prior to joining the Company, Ms. Lobred served as Vice President of Financial Reporting and Corporate Controller at Performance Food Group Company for more than 10 years. Ms. Lobred began her career in accounting more than 30 years ago as an auditor with PricewaterhouseCoopers and has held a number of leadership roles in finance at S&K Menswear, Data Blueprint and Markel Ventures.

Ms. Lobred will not receive any additional compensation for assuming the role of Principal Accounting Officer and will continue to receive her base salary and participation in the Company’s Annual Incentive Program and Long-Term Equity Incentive Program, each of which is further described in the Company’s 10-K, filed February 13, 2025.

There are no family relationships between Ms. Lobred and any director or executive officer of the Company that require disclosure under Item 401(d) of Regulation S-K. Other than her employment at the Company, there are no transactions between Ms. Lobred or any member of her immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K. Furthermore, there are no arrangements or understandings between Ms. Lobred and any other persons pursuant to which Ms. Lobred was selected as the Principal Accounting Officer of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.
Dated: May 7, 2025
	By:	/s/ Martha Ha
	Name:	Martha Ha
	Title:	EVP, General Counsel and Corporate Secretary